Exhibit 99.1

End of Y e a r Presentation D e ce m b e r 2024 empowering people with ai tools NASDAQ: AMST

FORWARD LOOKING STATEMENTS This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 2024 Amesite Inc. All Rights Reserved.

Table of Contents Meet Amesite Product and Markets Sales Wins and Revenue Growth Marketing and Onboarding Technology & Pipeline People, Culture & Leadership Financials 3 © 2024 Amesite Inc. All Rights Reserved.

4 © 2024 Amesite Inc. All Rights Reserved. FAST GROWTH: NURSEMAGIC TM APP Real - time support for wide range of healthcare professionals, reducing time in charting, assisting with technical answers and patient communication. FIRST IN MARKET: AI - POWERED PROFESSIONAL LEARNING PLATFORM $2.4M in revenue since product launch Turnkey, AI - supported professional training platform that enables higher ed to generate revenue. Amesite Inc. (Nasdaq: AMST) develops and markets B2C and B2B AI - driven solutions. Best in class AI tools – 1 st in EdTech to integrate ChatGPT #1 Learner Completion: 96 - 98% Highest Trust among competitors in third - party evaluation

MADISON What NurseMagic TM Does 5 © 2024 Amesite Inc. All Rights Reserved. N U R S E M A G I C TM S O L V E S T H E B I G G E S T P A I N S F O R T H E L A R G E S T G R O U P S O F H E A L T H C A R E P R O F E S S I O N A L S .

MADISON Why NurseMagic TM ’s AI WORKS 6 © 2024 Amesite Inc. All Rights Reserved. N U R S E M A G I C TM ‘ S A I A D D R E S S E S T H E G R E A T E S T P A I N S F O R B R O A D G R O U P S O F H E A L T H & C A R E P R O F E S S I O N A L S . *Data on Step 3 of the USMLE from: INTEGRATION OF TOP TOOLS OUTSTANDING MODELS SECURE TRAINING • 91% SCORE ON USMLE EXAM • 93% SCORE ON NCLEX PREP QUESTIONS • TRAINED ON REAL - WORLD DATA • BUILT ON NURSING ETHICS • MEETS HIPAA • SECURE INTEGRATION Nori, Harsha, Nicholas King, Scott Mayer McKinney, Dean Carignan, and Eric Horvitz. “Capabilities of gpt - 4 on medical challenge problems.” arXiv preprint arXiv:2303.13375 (2023).

Deployment of NurseMagic TM 7 © 2024 Amesite Inc. All Rights Reserved. June 12, 2024 1,200 Users – 1w Of public launch June 25, 2024 Launch of NurseNotes by popular demand June 5, 2024 NurseMagic Public Launch July 9, 2024 NurseMagic Achieves 93% on model NCLEX July 29, 2024 Adoption in 50 states 6 countries September 12, 2024 Amesite launches 5 enterprise pilot programs; participants employ 30k across 41 states February 14, 2024 NurseMagic 1 st Product Concept Discussion April 24, 2024 NurseMagic Beta Launch October 7, 2024 Amesite Announces NurseMagic Now Available in App Store and Google Play Store October 22, 2024 Amesite Announces Customization for Paid NurseMagic Enterprise Licensees November 14, 2024 Amesite Announces B2B Revenue Generation in Home Care Market December 4, 2024 Amesite Announces NurseMagic TM Meets HIPAA Requirements December 11 , 2024 Amesite Announces NurseMagic TM Paid Subscriptions & B 2 C Revenue B2B & B2C Revenue in Enormous Markets… In 5 months.

MADISON Revenue Streams: NurseMagic TM P U R C H A S E S A R E A U T O M A T E D F O R B 2 C . C O N T R A C T S A R E S T R A I G H T F O R W A R D F O R B 2 B . P R I C I N G I S A T T R A C T I V E F O R B O T H P R O D U C T S . ”…working with the NurseMagic team was seamless and straightforward — an absolute pleasure. The contract is a simple two - page agreement without any hidden fees.” Joshua Porter , Owner, Director of Operations, BrightStar Care, Spokane North “The app literally cuts the work that nurses have to do during a shift by over a third. NurseMagic is the answer to reducing stress for my audience.” Paige Slayton, RN Nurse & Influencer, >1M followers on social media VIEW MORE TESTIMONIALS 8 © 2024 Amesite Inc. All Rights Reserved.

B2C: LARGEST SEGMENTS IN HEALTHCARE AND CARE B2B: HOME CARE & HOME HEALTH AMS Markets for NurseMagic TM Are Large & Growing Skilled Nursing and Home Health Care Facilities in the U.S. https:/ /www .statista.com/s tatis ti cs /1953 17/num ber - of - medi care - skil led - nursi ng - facil ities - in - the - us / https:/ /www .statista.com/s tatis ti cs /1953 18/num ber - of - medi care - home - health - agencies - in - the - us / 26K ~13% >$130B 5.2M 630K 1.4M U.S. LPNs https:/ /bhw. hrsa.gov/s ites/default/fil es/bureau - health - workforce/s tate - of - the - health - workforce - report - 202 4.pd f US Home Care Providers Market Size https:/ /www .journalofnursi ngregul ation. com /arti cl e/ S2155 - 825 6(23)000 47 - 9/ ful ltex t https:/ /bhw. hrsa.gov/s ites/default/fil es/bureau - health - workforce/s tate - of - the - health - workforce - report - 202 4.pd f https:/ /www .bls .gov/oes/2 023/m ay/oes 311131 .htm https:/ /dataus a. io/profi le/soc/personal - care - aides# U.S. RNs https:/ /www .journalofnursi ngregul ation. com /arti cl e/ 9 © 2024 Amesite Inc. All Rights Reserved. S2155 - 825 6(23)000 47 - 9/ ful ltex t U.S. Home Health Care Employees https:/ / www .statista.com/s tatis tics /185 249/pers ons - empl oyed - in - home - health - care - services - in - the - us - si nce - 200 0 / Projected CAGR in Home Health Care, 2024 - 2043 https:/ / www .globenewswi re.com /news - release/20 24/10 /10/ 296146 6/0/en/Hom e - Healthcare - Market - Siz e - Expected - to - Exceed - USD - 1 - 445 - 71 - Bn - by - 203 4.html #:~: text=The%20 U.S.%2 0home%20 healthcare% 20market,of% 20around%2040 .26% 25%20 in%20 2023 . 87 U S E R P R O F E S S I O N S R E G I S T E R E D O N N U R S E M A G I C TM R N s • P h y s i c i a n s • H e a l t h c a r e E x e c u t i v e s & M a n a g e r s • E M T s • O c c u p a t i o n a l T h e r a p i s t s • N P s • L V N s / L P N s • C N A s • N A s • H o m e C a r e N u r s e s • H H A s • P S S s

5mos From Public Launch to 1 st Enterprise Revenue >700 Targeted Franchise Locations Based on Wins MADISON NurseMagic TM App Wins B2C WINS B2B WINS $5.2B Annual Revenue of Targeted Customers being Outreached 10 N U R S E M A G I C ’ S B 2 C A U D I E N C E O N S O C I A L L O V E S T H E B R A N D . N U R S E M A G I C H A S A V A L I D A T E D M A R K E T E N T R Y W I T H N O O B J E C T I O N S I N C A R E A N D H E A L T H C A R E . © 2024 Amesite Inc. All Rights Reserved. https:// www.seniorhelpersfranchise.com/the - opportunity/ https://homehealthcarenews.com/2024/10/how - brightst ar - care - got - to - 400 - us - locations - and - wher e - it - plans - to - go - next/ 12.9 Million Accounts Reached Instagram + TikTok Over Last 90 Days >10k Registered Free Users within 6 months of launch. B2C subscriptions launched 12/11/24 Users in 50 States & 21 Countries within 6 months of public launch

MADISON B2C Revenue GROWTH: NurseMagic TM A C H I E V E P R O F I T A B I L I T Y W I T H F E W E R T H A N 3 0 , 0 0 0 B 2 C U S E R S . H A V E E N R O L L E D > 1 0 , 0 0 0 F R E E U S E R S . U S E R F E E D B A C K H I G H L Y P O S I T I V E & P R I C E P O I N T I S A T T R A C T I V E . Paths to Profitability RNs: less than .5% market penetration LPNs: less than 4.8% market penetration HOW WE CONVERT Target with Paid Digital Advertising Gain Endorsements from Trusted Influencers Outreach Free Users with Email & SMS Marketing 11 © 2024 Amesite Inc. All Rights Reserved.

MADISON B2B Revenue GROWTH: NurseMagic TM A C H I E V E P R O F I T A B I L I T Y W I T H F E W E R T H A N 1 7 , 0 0 0 B 2 B U S E R S . H A V E G E N E R A T E D W I N S I N B O T H I N D E P E N D E N T A N D F R A N C H I S E E H O M E C A R E . F E E D B A C K I S O U T S T A N D I N G O N P R O D U C T A N D P R I C E P O I N T . Paths to Profitability Skilled Nursing and Home Care: less than 1.6% market penetration Franchisees in Home Care: 9.3% market penetration in ACTIVELY targeted corporations HOW WE CONVERT Target Owners with Paid Digital Advertising Direct Email & Phone Outreach to Private Organizations Direct Outreach to Care Agencies via Publicly - Available Government Channels 12 © 2024 Amesite Inc. All Rights Reserved.

NurseMagic TM Brand Reach 38K+ F O L L O W E R S S I N C E F E B 2 0 2 4 I N C E P T I O N 125+ S O C I A L P O S T S / W K 5 B L O G S / W K 6 S O C I A L C H A N N E L S MU L TIP L E VI RAL P OSTS W I T H O V E R 1 M V I E W S 12.9M A C C O U N T S R E A C H E D I N L A S T 9 0 D A Y S R O B US T , P O S I T I V E M A R K E T I N G I S D R I V I N G M I L L I O N S O F V I E W S . N U R S E M A G I C I S F I R S T – A N D L O UD – I N A I F O R C A R E T E A M S . 13 © 2024 Amesite Inc. All Rights Reserved.

NurseMagic TM Onboarding: Simple & Scalable B2C B2B 2 Sign up 3 Try it for FREE 4 Subscribe 1 See NurseMagic on social or an ad 2 Enterprise gets customized solution. 1 Short trial to demonstrated benefit. 3 Customer manages app access and use. F R E E M I U M M O D E L B U I L D S T R U S T A N D D R I V E S A D O P T I O N . L I M I T E D F R E E U S A G E E N C O U R A G E S C O N V E R S I O N . S U B S C R I P T I O N R E V E N U E P R O T E C T S M A R G I N S W I T H C O N T R O L L E D U S A G E . Pricing First Name: Last Name: Company Name: Company Email: 14 © 2024 Amesite Inc. All Rights Reserved.

Infrastructure Is Designed to Integrate Innovative Solutions Technology and Pipeline Data acquisition: real - world data with PHI data scrubbed & synthetic data for AI scale Data preparation: PHI removed and formatted for consistency Model Refinement: constantly improve models with real - world & synthetic data Model Delivery: ensures models integrate with existing systems and workflows NEW APIs! AI and Analytics APIs Functional APIs 15 © 2024 Amesite Inc. All Rights Reserved.

AMS NurseMagic TM : Reliable, Trusted and Secure strict development and access controls ecured electronic protected health information (ePHI) infrastructure enables entry into ALL HEALTHCARE SEGMENTS N U R S E M A G I C TM I S A S E C U R E A N D R E L I A B L E S O L U T I O N F O R E N T E R P R I S E : M E E T S H I P A A R E Q U I R E M E N T S 24/7 automated threat monitoring 16 © 2024 Amesite Inc. All Rights Reserved.

Continuous Improvement of NurseMagic TM Technology 20+ Proprietary models routinely trained to assure top performance >1B lines Projected Training data, Year One of NurseMagic TM public release 5 Feature upgrades per week, on average >100 APIs integrated including connections to government databases, authentication services, payment gateways, other services, and AI - powered tools. 17 © 2024 Amesite Inc. All Rights Reserved.

18 © 2024 Amesite Inc. All Rights Reserved. Team Experience and Award - Winning Culture MARKETING 8y of collective experience digital marketing • lead generation • paid advertising • social media • influencer relations • content creation • brand management • SEM • SEO • public relations • data analytics SALES 22y of collective experience U.S. and global enterprise sales • higher education sales • enterprise sales • nonprofit sales • healthcare sales • financial services sales ENGINEERING 49y of collective experience full stack coding • software engineering • software & cloud architecture • product engineering • cybersecurity • US & global compliance • data science • AI system design • natural language processing • optimization and performance tuning • app development • computational modeling • statistical data analysis FINANCE 32y of collective experience auditor • private and public experience • financial forecasts • M&A • corporate financial advising 1 9 E A R N E D W O R K P L A C E E X C E L L E N C E A W A R D S 8 O F T H E M N A T I O N A L WINNER 2023 WINNER 2023 WINNER 2023

Leadership & Board Barbie Brewer J. Michael Losh Gilbert S. Omenn, MD, Ph.D. George Parmer in 2015 for $90M) • Recognized by President Obama at the White House in 2015 for her technology entrepreneurship • Featured in WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times ; cover of Inc. • Arthur F. Thurnau Professor (UM’s highest teaching honor) at the University of Michigan, 17 years • >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.) • Boards of the International Council on Clean Transportation (ICCT), Oxford Companies, Lucius Partners • PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering Dr. Ann Marie Sastry Founder, Chair & CEO • Former CEO and co - Founder of Sakti3 (acquired by Dyson T E C H & H E A L T H C A R E F I N A N C E P E O P L E & G R O W T H 19 © 2024 Amesite Inc. All Rights Reserved.

Financial Position 20 © 2024 Amesite Inc. All Rights Reserved. Building Revenue: • B2B NurseMagic TM B2C Sales Launched and Generating Revenue • B2C NurseMagic TM Sales Demonstrated in Large and Growing Market • Recognition Growing, with Social Following in Excess of 38,000 and 12.9 Million Marketing Reach • Good Liquidity • Zero Debt $1.01M $0 Cash On Hand Debt 3.9 Months of burn on hand, assuming no new revenue (conservative). $260K Monthly Burn $2.4M Total Contract Value Since Inception As of Nov 30, 2024

Cost Reductions Enabled by Best - in - Class Infrastructure S T E A D Y B U R N R A T E P R O J E C T E D F O R F Y 2 5 A U T O M A T E D B 2 C & E F F I C I E N T B 2 B S A L E S F L O WS D R I V E S C A L A B I L I T Y R E P E A T A B L E S A L E S E N A B L E G R O W T H W I T H O U T S I G N I F I C A N T E X P E N S E S . 21 © 2024 Amesite Inc. All Rights Reserved.

22 © 2024 Amesite Inc. All Rights Reserved. AMESITE INVESTMENT HIGHLIGHTS NurseMagic TM App Seeing Rapid Adoption, both B2C and B2B Closed Enterprise Deals with NurseMagic TM in $5.2B Industry Proven AI - Powered Higher Ed Platform That Runs Turnkey Targeting Sustainable Margins with Lean Operations – 50% reduction in SG&A in last FY Rapid Increase in Revenue Anticipated with B2B App Sales in Large & Hungry Health Care Market No Corporate Debt & Good Liquidity Featured in Fox Business News, Yahoo!Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications CNBC Squawk Box Newsy Tonight

23 F O L L O W O U R P R O G R E S S F O R R E S O U R C E S F O R I N V E S T M E N T © 2024 Amesite Inc. All Rights Reserved. THANK YOU